UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 South Robertson Boulevard, Suite 129

Beverly Hills, CA 90211

(Address of principal executive offices) (zip code)

(818) 299-0653

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On October 27, 2015, our Board of Directors approved the dismissal of JDPH & Company as our independent auditor, effective immediately, and notified them of such dismissal.

JDPH & Company audited our financial statements, including our balance sheets as of December 31, 2013 and 2014, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the period from July 2, 2013 (inception) through December 31, 2013 and for the year ended December 31, 2014. The audit report of JDPH & Company on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles

During the fiscal periods ended December 31, 2014 and 2013 and through JDPH & Company’s dismissal on October 27, 2015, there were (1) no disagreements with JDPH & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of JDPH & Company, would have caused JDPH & Company to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished JDPH & Company with a copy of this disclosure on October 30, 2015, providing JDPH & Company with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of JDPH & Company’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss JDPH & Company as our independent auditor, the Board of Directors appointed Robert R. Redwitz & Co. - An Accounting and Consulting Corporation (“Redwitz”) as our independent auditor.

During the years ended December 31, 2014 and 2013 and through October 27, 2015, neither the Company nor anyone acting on its behalf consulted Redwitz with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Redwitz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated October 30, 2015 from JDPH & Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2015	Blow & Drive Interlock Corporation
a Delaware corporation

By:	/s/ Laurence Wainer
Laurence Wainer
Its:	Chief Executive Officer and Chief Financial Officer

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